SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 17, 2000




                            MERCHANTONLINE.COM, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



Florida                             0-22607                          84-1233073
--------------                    -----------                      -------------
State or other                    (Commission                      (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                            1600 South Dixie Highway
                            Boca Raton, Florida            33432
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        -----------------------------------------------------------------
        Registrant's telephone number, including area code (561) 395-3585



          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired.

Financial statements as of and for the year ended December 31, 1999 and as of and for the period August 21, 1998 (inception) to December 31, 1999 for Charge Solutions, LLC (predecessor to Approve.net, Inc.)

(b)     Pro Forma Financial Information.

Pro forma balance sheet as of October 31, 1999 and pro forma statement of operations for the year ended October 31, 1999 for MerchantOnline.com, Inc.

(c)     Exhibits.

         2.5* Merger Agreement (the "Agreement"), dated as of November 30, 1999, by and among Approve.net, Inc., a California corporation, (the "Company"), Kim Wilson, Jim Terhune and Vince Mazziotti, being the sole holders of all of the outstanding shares of capital stock of the Company, and MerchantOnline.com, Inc. is hereby incorporated by reference to the 8-K filed previously on January 19, 2000

         10.1*    Employment Agreement between Don Hughes and
                  Merchantonline.com, Inc. dated August 1, 1999 is hereby incorporated by reference to the 8-K filed previously on January 19, 2000

         10.2*    Employment Agreement between Jim Terhune and
                  Merchantonline.com, Inc. dated August 1, 1999 is hereby incorporated by reference to the 8-K filed previously on January 19, 2000

         10.3* Employment Agreement between Vince Mazziotti and Merchantonline.com dated February 1, 2000 is hereby incorporated by reference to the 8-K filed previously on January 19, 2000

         *        Previously filed

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MERCHANTONLINE.COM, INC.

Date:  March 20, 2000       By: /s/ TAREK KIRSCHEN
                            -----------------------------------
                                    Tarek Kirschen, President

                              Financial Statements

                              Charge Solutions, LLC
                       (Predecessor to Approve.net, Inc.)
                      YEAR ENDED DECEMBER 31, 1999 AND THE
                     PERIOD FROM AUGUST 21, 1998 (INCEPTION)
                              TO DECEMBER 31, 1998
                                 WITH REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                              Charge Solutions, LLC
                       (Predecessor to Approve.net, Inc.)

                              Financial Statements

        Year Ended December 31, 1999 and the Period from August 21, 1998
                        (inception) to December 31, 1998



                                    CONTENTS



Report of Independent Certified Public Accountants.........................1


Audited Financial Statements

Balance Sheets.............................................................2
Statements of Operations...................................................3
Statements of Members' Equity..............................................4
Statements of Cash Flows...................................................5
Notes to Financial Statements..............................................7

               Report of Independent Certified Public Accountants

To the Members'
Charge Solutions, LLC

We have audited the accompanying balance sheets of Charge Solutions, LLC, predecessor to Approve.net, Inc., (the Company) as of December 31, 1999 and 1998, and the related statements of operations, members' equity, and cash flows for the year ended December 31, 1999 and the period from August 21, 1998 (inception) through December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Charge Solutions, LLC, predecessor to Approve.net, Inc., at December 31, 1999 and 1998, and the results of its operations and its cash flows for the year ended December 31, 1999 and the period from August 21, 1998 (inception) through December 31, 1998 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming Charge Solutions, LLC (predecessor to Approve.net, Inc.) will continue as a going concern. The Company has sustained operating losses since inception and had negative cash flow from operations of approximately $30,500 for the year ended December 31, 1999. These conditions raise substantial doubt about the Company's ability to continue as a going concern. As more fully described in Note 6 and 7, the Company merged with Approve.net, Inc. on January 5, 2000 and Approve.net, Inc. subsequently merged with MerchantOnline.com, Inc. on January 7, 2000. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities.


                                           /s/ ERNST & YOUNG LLP

West Palm Beach, Florida
March 14, 2000

                              Charge Solutions, LLC
                       (Predecessor to Approve.net, Inc.)

                                 Balance Sheets

                                                              DECEMBER 31,
                                                           1999           1998
                                                         --------       --------
ASSETS
Current assets:
   Cash                                                  $  3,314       $ 47,231
   Accounts receivable                                     12,967          1,419
   Accounts receivable from related party                   7,525             --
   Due from shareholder                                     5,471             --
                                                         --------       --------
Total current assets                                       29,277         48,650

Property and equipment, net                                43,638         54,856
                                                         --------       --------
Total assets                                             $ 72,915       $103,506
                                                         ========       ========

LIABILITIES AND MEMBERS' EQUITY
Current liabilities:
   Accounts payable                                      $  4,176       $ 23,768
   Accrued expenses                                         4,000             --
   Deferred revenue                                        22,089             --
                                                         --------       --------
Total current liabilities                                  30,265         23,768

Members' equity                                            42,650         79,738
                                                         --------       --------
Total liabilities and  members' equity                   $ 72,915       $103,506
                                                         ========       ========

SEE ACCOMPANYING NOTES.

                              Charge Solutions, LLC
                       (Predecessor to Approve.net, Inc.)

                            Statements of Operations

                                                                  PERIOD FROM
                                                                AUGUST 21, 1998
                                                DECEMBER 31,     DECEMBER, 31,
                                                   1999              1998
                                                ------------    ---------------
Revenues, net                                    $  79,173        $   2,428

Expenses:
   Costs or revenues                                32,973            2,733
   Sales and marketing                              14,259            1,165
   General and administrative                       49,872           18,792
   Depreciation and amortization                    18,857               --
                                                 ---------        ---------
Total expenses                                     115,961           22,690
                                                 ---------        ---------

Net loss                                         $ (36,788)       $ (20,262)
                                                 =========        =========

SEE ACCOMPANYING NOTES.

                              Charge Solutions, LLC
                       (Predecessor to Approve.net, Inc.)

                    Statements of Changes in Members' Equity

       For the year ended December 31, 1999 and the period from August 21,
                   1998 (inception) through December 31, 1998

                                                                     MEMBERS'
                                                                     EQUITY
                                                                 --------------
Initial capital contribution at August 21, 1998 (inception)
   Cash contribution                                                $  50,000
   Contribution of software                                            50,000
                                                                    ---------
   Total initial capital contributions                                100,000
    Net loss                                                          (20,262)
                                                                    ---------
Balance at December 31, 1998                                           79,738
   Distribution to member                                                (300)
   Net loss                                                           (36,788)
                                                                    ---------
Balance at December 31, 1999                                        $  42,650
                                                                    =========

SEE ACCOMPANYING NOTES

                              Charge Solutions, LLC
                       (Predecessor to Approve.net, Inc.)


                            Statements of Cash Flows

                                                                   PERIOD FROM
                                                                 AUGUST 21, 1998
                                                    YEAR ENDED   (INCEPTION) TO
                                                    DECEMBER 31,   DECEMBER 31,
                                                       1999           1998
                                                    ------------ ---------------
OPERATING ACTIVITIES

Net loss                                             $(36,788)      $(20,262)
Adjustments to reconcile net loss to net cash
     Depreciation and amortization                     18,857             --
     Changes in operating assets and liabilities:
       Accounts receivable                            (11,548)        (1,419)
       Accounts receivable from related party          (7,525)            --
       Accounts payable                               (19,592)        23,768
       Accrued expenses                                 4,000             --
       Deferred revenue                                22,089             --
                                                     --------       --------
Net cash (used in) provided by operating activities   (30,507)         2,087

INVESTING ACTIVITIES

Purchases of property and equipment                    (7,639)        (4,856)
Payments made on behalf of a related party             (5,471)            --
                                                     --------       --------
Net cash used in investing activities                 (13,110)        (4,856)

FINANCING ACTIVITIES

Proceeds from capital contribution                         --         50,000
Distribution to member                                   (300)            --
                                                     --------       --------
Net cash (used in) provided by financing activities      (300)        50,000

                              Charge Solutions, LLC
                       (Predecessor to Approve.net, Inc.)

                      Statements of Cash Flows (continued)


                                                                      PERIOD FROM
                                                                     AUGUST 21, 1998
                                                                       (INCEPTION)
                                                                       YEAR ENDED
                                                       DECEMBER 31,  TO DECEMBER,
                                                           1999          1998
                                                       ------------  ---------------
Net (decrease) increase in cash                           (43,917)        47,231
Cash at beginning of the period                            47,231             --
                                                         --------       --------
Cash at end of the period                                $  3,314       $ 47,231
                                                         ========       ========


SUPPLEMENTAL SCHEDULE OF NONCASH FINANCING ACTIVITIES

Capital contribution of software                         $     --       $ 50,000
                                                         ========       ========

SEE ACCOMPANYING NOTES.

                              Charge Solutions, LLC
                       (Predecessor to Approve.net, Inc.)


                          Notes to Financial Statements

        Year Ended December 31, 1999 and the Period from August 21, 1998
                        (inception) to December 31, 1998

1. NATURE OF BUSINESS

Charge Solutions, LLC, predecessor to Approve.net, Inc., (the Company) is limited liability company formed in the State of California on August 21, 1998. The primary business of the Company is to provide charge card processing solutions to Internet merchants by hosting a server that allows eBusinesses to execute transactions such as online processing of credit cards, debit cards and online checks. On January 5, 2000, the members of the Company relinquished their interest in the company in exchange for shares of Approve.net, Inc. (see Note
6).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

Revenues from set-up fees are deferred and recognized on a straight-line basis over a twelve-month period. Revenues from monthly fees, transaction fees and commissions are recorded when earned.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost or at the fair value as determined by the members of the Company upon formation. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets.

ADVERTISING EXPENSE

The Company accounts for its advertising expense in accordance with SOP 93-7, REPORTING ON ADVERTISING COSTS, which requires advertising costs to be expensed as incurred or at the time of first showing. Advertising costs for the year ended December 31, 1999 were $5,432, and there were no advertising expenses incurred in 1998.

                              Charge Solutions, LLC
                       (Predecessor to Approve.net, Inc.)

                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

The Company was formed as limited liability company under the applicable provision of the Internal Revenue Code. Accordingly, items of income, loss, credit and deduction were not taxed to the Company, but instead were passed through to the members. Accordingly, there is no provision for income taxes for the 1999 and 1998 financial statements.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31:

                                           USEFUL LIVES
                                              (YEARS)        1999       1998
                                           -------------  ---------   --------
         Computer hardware and software          3        $  62,495   $ 54,856
         Less accumulated depreciation
          and amortization                                  (18,857)        --
                                                          ---------   --------
                                                          $  43,638   $ 54,856
                                                          =========   ========

                              Charge Solutions, LLC
                       (Predecessor to Approve.net, Inc.)

                    Notes to Financial Statements (continued)

4. RELATED PARTY TRANSACTIONS

The Company subleases rental space on a month-to-month basis from a related party. The party is related through common ownership of one of the members of the Company. The Company incurred $11,850 and $6,650 of related rental expense for the year ended December 31, 1999 and the period from August 21, 1998 (inception) through December 31, 1998.

During 1999, a related party collected $7,525 from merchants through its merchant account on behalf of the Company. The party is related through common ownership of one of the members of the Company. The amount is recorded as accounts receivable from a related party on the accompanying balance sheet.

During 1999, the Company paid $5,471 of expenses on behalf of a related party. The party is related through common ownership of one of the members of the Company. The amount is recorded as due from related party on the accompanying balance sheet.

The Company has a verbal agreement with a related party to solicit merchant accounts on behalf of the Company for a percentage of the set-up fees. The party is related indirectly through common ownership of one of the members of the Company. The Company records these set-up fees net of the compensation paid. The Company received $11,255 under the terms of this agreement in 1999. The Company did not receive any such fees in 1998.

5. DEFERRED REVENUE

At December 31, 1999, deferred revenue includes $15,092 of deferred set-up fees and $6,586 of prepaid monthly fees.

6. MANAGEMENT'S PLANS AND ISSUES AFFECTING LIQUIDITY

The Company's financial statements have been prepared assuming that the Company will continue as a going concern. The Company has a limited operating history and had sustained losses since inception. In addition the Company had negative cash flow from operations of approximately $30,500 during the year ended December 31, 1999. As more fully described in Note 7, the Company merged with Approve.net, Inc. on January 5, 2000 and on January 7, 2000, Approve.net, Inc. merged with MerchantOnline.com, Inc. As a result, the financial statements do not include any adjustments to reflect the possible effects on the recoverability and classification of liabilities.

7. SUBSEQUENT EVENTS

On January 5, 2000, the members of the Company contributed their interests in the Company to Approve.net, Inc., in exchange for 61.5% of the outstanding shares of Approve.net, Inc. Approve.net, Inc. was incorporated in the State of California on December 3, 1999 with a contribution of software from its sole shareholder. Approve.net, Inc. did not commence operations prior to the merger with the Company on January 5, 2000.

On January 7, 2000, Approve.net, Inc. merged into MerchantOnline.com, Inc., whereby, the shareholders of Approve.net, Inc. exchanged their net assets for 2,000,000 common shares of MerchantOnline.com, Inc. The shares received by the shareholders of Approve.net, Inc. were valued at $3.33 per share, as determined by an independent appraiser.

8. IMPACT OF THE YEAR 2000 (UNAUDITED)

In late 1999, the Company completed their remediation and testing of systems. As a result of those planning and implementation efforts, the Company experienced no significant disruptions in mission-critical information technology and non-information technology systems and believes those systems successfully responded to the Year 2000 date change. The Company did not incur any material expenses in connection with remediating its systems. The Company is not aware of any material problems resulting from Year 2000 issues, either with their products, their internal systems, or the products and services of third parties. The Company will continue to monitor their mission-critical computer application and those of their suppliers and vendors throughout the year 2000 to ensure that any latent Year 2000 matters that may arise are addressed promptly.

                        PRO FORMA FINANCIAL INFORMATION


                MERCHANTONLINE.COM, INC. AND APPROVE.NET, INC.
                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

On January 5, 2000, Approve.net, Inc. merged with Charge Solutions, LLC, whereby, the members of Charge Solutions, LLC exchanged their equity interest in the limited liability company for shares of Approve.net, Inc. Approve.net, Inc. was formed on December 3, 1999 by a sole shareholder. Approve.net, Inc. did not commence operations prior to its merger with Charge Solutions, LLC.

Effective January 7, 2000, MerchantOnline.com, Inc. consummated an agreement and plan of merger (the"Merger") with Approve.net, Inc. In connection with the Merger, MerchantOnline.com, Inc. issued 2,000,000 shares of common stock for all of the outstanding shares of Approve.net, Inc. The value of the MerchantOnline.com, Inc. common shares was determined to be $3.33 per share on the Merger date by an independent appraiser.

The accompanying unaudited pro forma balance sheet as of October 31, 1999, presents the financial position of MerchantOnline.com, Inc. and Approve.net, Inc., assuming the Merger had been at that date. The unaudited pro forma statement of operations for the year ended October 31, 1999, reflects the operating results of MerchantOnline.com, Inc. and Approve.net, Inc. (and its predecessor, Charge Solutions, LLC) as if the Merger had been consummated on November 1, 1998.

The pro forma financial information does not purport to be indicative of the results which would have actually have been obtained had such transactions been completed as of the assumed dates and for the periods presented or which may be obtained in the future.

The pro forma balance sheet and the pro forma adjustments described in the notes to pro forma financial statements reflect the excess of purchase price over the net book value of assets acquired as "Purchase Price to be Allocated". The Company is currently in the process of evaluating the fair values of assets acquired, including identifiable intangible assets, if any.

                 MERCHANTONLINE.COM, INC. AND APPROVE.NET, INC..
                             PRO FORMA BALANCE SHEET
                                   (UNAUDITED)


                                                                                 Charge Solutions,
                                                                                 LLC (predecessor
                                                            MerchantOnline.com,  to Approve.net, Inc.)
                                                            Inc. Year ended         Year ended         Pro-format
                                                            October 31, 1999     December 31, 1999     Adjustments     Combined
                                                            ----------------------------------------------------------------------
Assets

Cash                                                                $     5,148          $ 3,314                       $     8,462
Prepaid consulting fees                                               1,472,500                                          1,472,500
Prepaid advertising                                                      63,750                                             63,750
Deferred advertising                                                    500,000                                            500,000
Accounts receivable                                                                       12,967
Accounts receivable from related party                                                     7,525
Due from shareholder                                                                       5,471
                                                            ----------------------------------------------------------------------
Total current assets                                                  2,041,398           29,277                         2,070,675
Property and equipment, net                                             914,184           43,638                           957,822
Deferred advertising                                                    201,250                                            201,250
Other assets                                                              9,260                                              9,260
Purchase price to be allocated                                                                        4,396,841(A)       4,396,841
                                                            ----------------------------------------------------------------------
Total assets                                                        $ 3,166,101          $72,915    $ 4,396,841        $ 7,635,848
                                                            ======================================================================


Liabilities and equity

Accounts payable                                                    $   263,808          $ 4,176        182,500(B)     $   450,484
Accrued advertising liability                                         1,402,500                                          1,402,500
Other accrued liabilities                                                96,029            4,000                           100,029
Notes payable                                                           270,000                                            270,000
Notes payable and convertible note payable to shareholders               29,560                                             29,560
Convertible note payable                                                 60,000                                             60,000
Other liabilities                                                       226,564                                            226,564

Deferred revenue                                                                          22,089        (22,089)(A)              0
                                                            -----------------------------------------------------------------------
Total current liabilities                                             2,348,461           30,265                         2,539,137

Equity:
Members equity                                                                            42,650        (42,650)(A)              0
Common stock                                                             21,025                           2,000(A)          23,025
Additional paid-in capital                                            4,137,275                       6,658,000(A)      10,795,275
Subscriptions receivable                                               (675,000)                                          (675,000)
Accumulated deficit                                                  (2,665,660)                     (2,380,920)        (5,046,580)
                                                            -----------------------------------------------------------------------
Total liabilities and equity                                        $ 3,166,101          $72,915    $ 4,396,841        $ 7,635,857
                                                            =======================================================================

                        PRO FORMA STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                                   Charge Solutions,
                                                                   LLC (predecessor to
                                                                   Approve.net, Inc.)
                                        MerchantOnline.com, Inc.       Year ended       Pro Forma
                                      Year ended October 31, 1999  December 31, 1999    Adjustments      Combined
                                      ---------------------------  -----------------    -----------      --------
Revenues, net                                           204,106           79,173                          283,279

Costs of revenues                                       111,064           32,973                          144,037
Sales and marketing                                   1,296,774           14,259                        1,311,033
General and administrative                              721,023           49,872       2,198,420(C)     3,151,815
                                                                                         182,500(D)
Depreciation and amortization                            30,649           18,857                           49,506
Interest expense                                         29,924                                            29,924
Other expenses - settlement                             455,000                                           455,000
Total costs and expenses                              2,644,434          115,961       2,380,920        5,144,315
                                        ---------------------------------------------------------------------------
Net loss                                            $(2,440,328)        $(36,788)     (2,380,920)     $(4,858,036)
                                        ===========================================================================
Net loss per share - Basic and Diluted                                                                     ($0.25)

Weighted average shares outstanding                                                                    20,223,449(E)

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

BASIS OF PRESENTATION

In the Merger, MerchantOnline.com, Inc. acquired all of the outstanding shares of Approve.net, Inc. through the issuance of 2,000,000 shares of its common stock. The shares issued by MerchantOnline.com, Inc. in the Merger are valued at $3.33 per share, as determined by an independent appraiser.

The unaudited pro forma balance sheet combines the balance sheets of MerchantOnline.com, Inc. as of October 31, 1999 and the balance sheet of Charge Solutions, LLC (predecessor to Approve.net, Inc.) as of December 31, 1999. The unaudited pro forma statement of operations combines the statements of operations of MerchantOnline.com, Inc. for the year ended October 31, 1999 and Charge Solutions, LLC (predecessor to Approve.net, Inc.) for the year ending December 31, 1999.

The MerchantOnline.com, Inc. historical balance sheet and statement of operations as of and for the year ended October 31, 1999 and the Charge Solutions, LLC. (predecessor to Approve.net, Inc.) historical balance sheet and statement of operations as of and for the year ended December 31, 1999 used in the preparation of the pro forma financial statements have been derived from the respective audited financial statements.

UNAUDITED PRO FORMA ADJUSTMENTS

Descriptions of the adjustments included in the unaudited pro forma financial statements are as follows:

BALANCE SHEET ADJUSTMENTS

(A) Reflects the accounting for the Merger as the purchase of Approve.net, Inc.'s net assets for a total purchase price of approximately $6,660,000, consisting of the issuance of 2,000,000 shares of MerchantOnline.com, Inc.'s' common stock, valued at $3.33 per share.

(B) Reflects the accruals of additional compensation expense determined based upon employee agreements with former employees of Approve.net, Inc.


INCOME STATEMENT ADJUSTMENTS

(C) Reflects the amortization of purchase price to be allocated over a three-year amortization period. Actual amortization for future periods will be dependent upon the final allocation of the purchase price, when completed, for identifiable intangible assets and goodwill, if any, and the evaluation of appropriate useful lives for such assets. The Company is currently in the process of evaluating the fair value of assets acquired, including identifiable intangible assets, if any.

(D) Reflects compensation expense for key employees of Approve.net, Inc. Amounts were determined based upon employee agreements.

(E) Reflects the weighted average number of shares outstanding for the year, after giving effect to the Merger, calculated as the historical weighted average common shares for MerchantOnline.com, Inc.